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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

   The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

    Supplement dated July 9, 2002 to the Prospectus dated December 28, 2001

   On June 19, 2002, the Trust's Board of Trustees approved the following:

    . The implementation of an additional investment advisory agreement with Turner Investment Partners, Inc. ("Turner") on behalf of Large Capitalization Growth Investments ("Large Cap Growth Portfolio"). Turner has served as an investment advisor to the Large Cap Growth Portfolio utilizing a large cap growth strategy since 2000, pursuant to an investment advisory agreement dated November 1, 2000.

       The benchmark for the Large Cap Growth Portfolio is the Russell 1000 Growth Index (the "Index"). In order to gain exposure to the mid-cap growth portion of the Index, Turner will invest 10% of the Large Cap Growth Portfolio's assets in the common stocks of mid-cap growth companies. While the definition of mid-cap varies with market cycles, mid-cap stocks are generally defined as stocks of companies with a market capitalization between $1.5 and $10 billion. Under the terms of the new investment advisory agreement between SBFM and Turner dated July 9, 2002, Turner will receive a fee of 0.50% that is computed daily and paid monthly based on the value of the average net assets of the Large Cap Growth Portfolio allocated to Turner.

       Shareholders of the Large Cap Growth Portfolio will soon receive an information statement regarding this change.

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